UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2018

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 4, 2018, Amarin Corporation plc, or the Company, issued a press release titled “Amarin Updates First Quarter Revenue Guidance, Reiterates Full Year Guidance and Updates on REDUCE-IT Cardiovascular Outcomes Study Progress and Vascepa® Promotion Initiatives” providing an update on its financial results for the first quarter of 2018. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On April 4, 2018, the Company issued a press release titled “Amarin’s REDUCE-IT Cardiovascular Outcomes Study Reaches 100% Mark for Estimated Onset of Target Primary Major Adverse Cardiovascular Events.” A copy of the Company’s press release is filed herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 4, 2018, titled “Amarin Updates First Quarter Revenue Guidance, Reiterates Full Year Guidance and Updates on REDUCE-IT Cardiovascular Outcomes Study Progress and Vascepa® Promotion Initiatives”

99.2	Press Release, dated April 4, 2018, titled “Amarin’s REDUCE-IT Cardiovascular Outcomes Study Reaches 100% Mark for Estimated Onset of Target Primary Major Adverse Cardiovascular Events”

*            *              *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2018	Amarin Corporation plc

	By:	/s/ John Thero
John Thero President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 4, 2018, titled “Amarin Updates First Quarter Revenue Guidance, Reiterates Full Year Guidance and Updates on REDUCE-IT Cardiovascular Outcomes Study Progress and Vascepa® Promotion Initiatives”

99.2	Press Release, dated April 4, 2018, titled “Amarin’s REDUCE-IT Cardiovascular Outcomes Study Reaches 100% Mark for Estimated Onset of Target Primary Major Adverse Cardiovascular Events”